UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 27, 2003
(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

A Delaware Corporation	Commission File Number	IRS Employer Identification No.
(State or other Jurisdiction of Incorporation)	000-31257	84-1421844

380 Interlocken Crescent, Broomfield, Colorado 80021
(Address of principal executive offices, including Zip Code)

Telephone Number (303) 460-9200
(Registrant’s telephone number, including area code)

Item 5.           Other Events

On February 27, 2003, McDATA Corporation, a Delaware corporation (the “Registrant”), issued a press release (attached hereto as Exhibit 99.1) announcing that Michael J. Sophie will become a director of the Registrant.  Mr. Sophie will join the Registrant’s board of directors as of March 1, 2003.

Item 7.           Financial Statements and Exhibits

(a)	Exhibits
	99.1	Text of Press Release, dated as of February 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDATA Corporation

By: /s/ Karen Niparko
Name: Karen Niparko
	Title:	Vice President Business Operations And
Dated: March 5, 2003		Assistant Secretary